RASC SERIES 2004-KS1 TRUST


          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-KS1


                           $950,000,000 (APPROXIMATE)

                               Subject to Revision


                   January 12, 2004 - Computational Materials


STATEMENT  REGARDING  ASSUMPTIONS AS TO SECURITIES,  PRICING ESTIMATES AND OTHER
                                  INFORMATION

--------------------------------------------------------------------------------
 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

                              GMAC RFC SECURITIES
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                              GMAC RFC SECURITIES

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]






-------------------------------------------------------------------------------
                            ABS NEW ISSUE TERM SHEET


                           $950,000,000 (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS1

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                           RASC SERIES 2004-KS1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                JANUARY 12, 2004




                              GMAC RFC SECURITIES
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


    ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________




                                   TERM SHEET

                                JANUARY 12, 2004

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                           RASC SERIES 2004-KS1 TRUST

                           $950,000,000 (APPROXIMATE)

                               SUBJECT TO REVISION

                        OFFERED CERTIFICATES(A)(B)(E)(F)

-------------- ---------------- ----------------- --------- --------- ------------ ------------- -------------------
                  EXPECTED          EXPECTED                           EXPECTED      EXPECTED     SCHEDULED FINAL
                   RATINGS        APPROXIMATE     INTEREST  PRINCIPAL WAL TO CALL   PRINCIPAL      DISTRIBUTION
CLASS          (MOODY'S / S&P)       SIZE(A)       TYPE       TYPE       (YRS)     WINDOW (MOS)         DATE
-------------- ---------------- ----------------- --------- --------- ------------ ------------- -------------------
 A-I-1(d)         Aaa/AAA          97,700,000       FLT       SEQ        0.90        1 - 20       January 2020(h)
 A-I-2(d)         Aaa/AAA          48,400,000       FIX       SEQ        2.10        20 - 31     September 2025(h)
 A-I-3(d)         Aaa/AAA          28,900,000       FIX       SEQ        3.00        31 - 43     September 2028(h)
 A-I-4(d)         Aaa/AAA          45,200,000       FIX       SEQ        4.99        43 - 98        July 2032(h)
 A-I-5(c)(d)      Aaa/AAA          20,100,000       FIX       SEQ        8.56       98 - 103     February 2034(h)
 A-I-6(d)(g)      Aaa/AAA          26,700,000       FIX       NAS        6.48       37 - 103     February 2034(h)
 M-I-1(d)(i)       Aa2/AA          15,000,000       FIX       MEZ        5.72       37 - 103     February 2034(h)
 M-I-2(d)(i)       A2/A+           10,500,000       FIX       MEZ        5.72       37 - 103     February 2034(h)
 M-I-3(d)(i)     Baa2/BBB+          7,500,000       FIX       MEZ        5.71       37 - 103     February 2034(h)
                  Aaa/AAA         271,400,000       FLT       PT         2.08        1 - 68      February 2034(h)
 A-II-A(c)(d)(j)
 A-II-B1(c)(d)    Aaa/AAA         121,000,000       FLT       SEQ        0.90        1 - 19        June 2023(h)
 A-II-B2(c)(d)    Aaa/AAA         150,350,000       FLT       SEQ        3.02        19 - 68     February 2034(h)
                   Aa2/AA          45,500,000       FLT       MEZ        4.33        42 - 68     February 2034(h)
 M-II-1(c)(d)(i)
                   A2/A+           35,750,000       FLT       MEZ        4.14        39 - 68     February 2034(h)
 M-II-2(c)(d)(i)
                 Baa2/BBB+         26,000,000       FLT       MEZ        4.06        37 - 68     February 2034(h)
 M-II-3(c)(d)(i)
-------------- ---------------- ----------------- --------- --------- ------------ ------------- -------------------

(a) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b) The Offered Certificates will be priced to the applicable Optional Termination Date and Pricing Speed for the related loan group.

(c) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the related Optional Termination Dates.

(d)  The Offered Certificates may be subject to a net WAC cap.

(e) Pricing Speed (Group I) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

(f) Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

(g)  Principal Lockout Bond.

(h) For the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-II-B1 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no excess Cash Flow on any distribution date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

(i) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.

(j)  Not offered hereby but will be offered via the prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________




TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2004-KS1

ISSUER: RASC Series 2004-KS1 Trust

OFFERED   CERTIFICATES:   Home   Equity   Mortgage   Asset-Backed   Pass-Through
     Certificates,  Series  2004-KS1:  Class  A-I-1  Certificates,  Class  A-I-2
     Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates, Class A-II-B1 and Class A-II-B2 Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates" and the Class A-II-B1 and Class A-II-B2 Certificates are referred to herein as the "Class A-II-B Certificates".

     Class M-I-1 Certificates, Class M-I-2 Certificates, and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates, and Class M-II-3 Certificates (the "Class M-II Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred to herein as the "Class M Certificates" and together with the Class A Certificates are referred to herein as the "Offered Certificates". The Class M-I-1 Certificates and the Class M-II-1 Certificates are referred to herein as the "Class M-1 Certificates", the Class M-I-2 Certificates and the Class M-II-2 Certificates are referred to herein as the "Class M-2 Certificates," and the Class M-I-3 Certificates and the Class M-II-3 Certificates are referred to herein as the "Class M-3 Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation

MASTER SERVICER: Residential Funding Corporation

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of RFC, with respect to approximately 69.17% of the Group I Mortgage Loans, 88.66% of the Group II-A Mortgage Loans and 87.39% of the Group II-B Mortgage Loans.

TRUSTEE: JPMorgan Chase Bank

JOINTLEAD MANAGERS:  J.P.  Morgan  Securities  Inc. and Deutsche Bank Securities
     Inc.

CO-MANAGERS:  Bear,  Stearns  & Co.  Inc.  and  Residential  Funding  Securities
     Corporation

MORTGAGE INSURANCE POLICY PROVIDER: With respect to certain of the Group I Loans only, Mortgage Guaranty Insurance Corporation ("MGIC").

STATISTICAL CALCULATION DATE: January 1, 2004

CUT-OFF DATE: December 1, 2003

CLOSING DATE: On or about January 29, 2004

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in February 2004.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: The Class A Certificates, the Class M-I-1 Certificates and the Class M-II-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2 Certificates, the Class M-I-3 Certificates, the Class M-II-2 Certificates and Class M-II-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISACONSIDERATIONS: The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:    The    Offered    Certificates    will    not    constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL TERMINATION DATE: If the aggregate principal balance of either the Loan
     Group I or Loan Group II individually falls below 10% of the original principal balance of the respective group ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

ELIGIBLE MASTER SERVICING COMPENSATION: With respect to any Distribution Date in the respective loan group, the lesser of (i) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the Mortgage Loans.

MORTGAGE LOANS:  The  Mortgage  Loans will be divided into Loan Group I and Loan
     Group II. Loan Group I will consist of fixed-rate loans secured by first liens (93.00%) and second liens (7.00%) on mortgaged properties. Loan Group II will consist of adjustable-rate loans secured by first liens on mortgaged properties.

     Loan Group II will be divided into two sub-groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $333,700 if a single family property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-family property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three family property (or $774,450 if the property is located in Hawaii or Alaska) or $641,650 if a four-family property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

MORTGAGE  INSURANCE  POLICY:  The  depositor  will acquire a mortgage  insurance policy (the "MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for Loan Group I. As of the Cut-off Date approximately 52.7% of the Group I Mortgage Loans will be insured by a mortgage insurance policy issued by MGIC. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

EXPENSE FEE RATE:  With  respect to any  Mortgage  Loan,  the  expense  fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium for the MI Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no sub-servicer.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by:

     (i) Excess Cash Flow;

     (ii) Overcollateralization;

     (iii) Subordination; and

     (iv) Cross-Collateralization.

     EXCESS CASH FLOW: For either loan group on any Distribution Date, the sum of (i) the excess of the related available distribution amount over the sum of (a) the interest distribution amount for the related classes of Offered Certificates for that Distribution Date and (b) the related principal remittance amount for that Distribution Date and (ii) any related overcollateralization reduction amounts for that Distribution Date.

     Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

     OVERCOLLATERALIZATION: The overcollateralization ("O/C") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an over-collateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's O/C until the respective loan group reaches its required O/C Target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. Excess interest will begin to be applied as accelerated principal payments on the August 2004 Distribution Date with respect to Loan Group I and on the February 2004 Distribution Date with respect to Loan Group II.

     OVERCOLLATERALIZATION TARGET AMOUNT: With respect to any Distribution Date and Loan Group I (i) prior to the related Stepdown Date, an amount equal to 2.35% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.70% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

     With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown Date, an amount equal to 2.25% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.50% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

     OVERCOLLATERALIZATION FLOOR: For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


SUBORDINATION: Certificate subordination will be as follows:

          ----------------------------------------------------------------------
                                                     TARGET CREDIT
                      INITIAL CREDIT                ENHANCEMENT AFTER
                       ENHANCEMENT                    STEPDOWN DATE

            CLASS        GROUP I      GROUP II          GROUP I       GROUP II
          ---------- ------------- ------------- -- ------------- --------------
             A           11.00%        16.50%           26.70%         37.50%
            M-1           6.00%         9.50%           16.70%         23.50%
            M-2           2.50%         4.00%            9.70%         12.50%
            M-3           0.00%         0.00%            4.70%          4.50%
          ----------------------------------------------------------------------


     For any class of Offered Certificates, the Initial Credit Enhancement is the sum of all Offered Certificates subordinate to such class as a percentage of the aggregate Stated Principal Balance of the related Mortgage Loans as of the Cut-off Date. The Initial Credit Support is not inclusive of the O/C Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target.

SUBORDINATION PERCENTAGES:

                             ---------- ---------------------------
                                        SUBORDINATION PERCENTAGE

                              CLASS        GROUP I      GROUP II
                             ---------- ------------- -------------
                                A           73.30%        62.50%
                               M-1          83.30%        76.50%
                               M-2          90.30%        87.50%
                               M-3          95.30%        95.50%
                             ---------- ------------- -------------

STEPDOWN DATE: For each group of certificates, the later to occur of (i) the Distribution Date in February 2007 and (ii) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

SENIOR ENHANCEMENT PERCENTAGE: For either loan group on any Distribution Date, a fraction, the numerator of which is the sum of (i) the aggregate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (ii) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

SPECIFIED ENHANCEMENT PERCENTAGE: The Specified Enhancement Percentage is 26.70% for Loan Group I and 37.50% for Loan Group II.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) [1.30]% in the case of Loan Group I and [1.97]% in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage equals or exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:


     --------------------- --------------------------- -----------------------------------
                             GROUP I CERTIFICATES           GROUP II CERTIFICATES
     --------------------- --------------------------- -----------------------------------
     Months 37-48          [2.00]% with respect to     [4.00]% with respect to Month
                           Month 37, plus an           37, plus an additional 1/12th
                           additional 1/12th of        of [2.00]% for each month
                           [1.20]% for each month      thereafter
                           thereafter
     ..................... ........................... ...................................
     ..................... ........................... ...................................
     Months 49-60          [3.20]% with respect to     [6.00]% with respect to Month 49,
                           Month 49, plus an           plus an additional 1/12th of
                           additional 1/12th of        [1.25]% for each month thereafter
                           [0.55]% for each month
                           thereafter
     ..................... ........................... ...................................
     ..................... ........................... ...................................
     Months 61-72          [3.75]% with respect to     [7.25]% with respect to Month 61,
                           Month 61, plus an           plus an additional 1/12th of
                           additional 1/12th of        [0.25]% for each month thereafter
                           [0.25]% for each month
                           thereafter
     ..................... ........................... ...................................
     ..................... ........................... ...................................
     Months 73 and         [4.00]%                     [7.50]%
     thereafter
     --------------------- --------------------------- -----------------------------------

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to either loan group and any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable
     Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for such Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding such Distribution Date.

PRICING PREPAYMENT ASSUMPTION: GROUP I: 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

     GROUP II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

INTEREST ACCRUAL PERIOD:  CLASS A-I-1 CERTIFICATES,  CLASS A-II CERTIFICATES AND
     CLASS M-II CERTIFICATES: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

     CLASSES A-I-2 THROUGH A-I-6 CERTIFICATES AND CLASS M-I CERTIFICATES: The calendar month preceding the current Distribution Date on a 30/360 basis.

PASS-THROUGH RATE: CLASS A-I-1  CERTIFICATES,  CLASS A-II CERTIFICATES AND CLASS
     M-II CERTIFICATES: The lesser of (i) One-Month LIBOR plus the related margin per annum and (ii) the related Class A-I Net WAC Cap Rate or Group II Net WAC Cap Rate, as applicable.

     CLASS A-I-2 THROUGH CLASS A-I-6 AND CLASS M-I  CERTIFICATES:  The lesser of
     (i) the related fixed rate coupon and (ii) the related Group I Net WAC Cap Rate.

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                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



COUPON STEP UP: If the Master  Servicer does not purchase the remaining  Group I
     Loans on the related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following the related Optional Termination Date. If the Master Servicer does not purchase the remaining Group II Loans on the related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following the related Optional Termination Date.

GROUPI NET WAC CAP RATE: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which that Distribution Date occurs.

CLASSA-I-1 NET WAC CAP RATE: With respect to any Distribution Date, the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. GROUP I NET WAC CAP RATE SHORTFALL:
     With  respect  to each  class of  Class  A-I  Certificates  and  Class  M-I
     Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates).

GROUPI NET WAC CAP RATE  SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each class of Class A-I Certificates and Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance thereof has been reduced to zero for such class.

GROUPII NET WAC CAP RATE: The Pass-Through Rates of the Class A-II Certificates and Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII  BASIS  RISK  SHORTFALL:  With  respect  to each  class  of  Class  A-II
     Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the Pass-Through Rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed the Group II Weighted Average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



GROUPII BASIS RISK SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate did not exceed the Group II Weighted Average Maximum Net Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance thereof has been reduced to zero for such class.

GROUPII WEIGHTED AVERAGE MAXIMUM NET MORTGAGE RATE: With respect to any distribution date, the weighted average of the maximum Net Mortgage Rates of the Group II Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940 or any similar legislation or regulation allocated to the Offered Certificates in the current interest accrual period. These shortfalls will only be covered by available excess cash flow in the current period as described under "Excess Cash Flow Distributions". Any such shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
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YIELDMAINTENANCE  AGREEMENT:  The holders of the Class A-II Certificates and the
     Class M-II Certificates will benefit from a series of interest rate cap payments from the interest rate cap provider, pursuant to a Yield Maintenance Agreement. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between one-month LIBOR plus the respective margins on the Class A-II Certificates and the Class M-II Certificates and the weighted average of the net mortgage rates of the Group II Mortgage Loans. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Ceiling Rate. The Yield Maintenance Agreement will not guarantee that any of the Class A-II Certificates and the Class M-II Certificates will receive interest at a pass-through rate based upon LIBOR plus the applicable margin on any Distribution Date. The Yield Maintenance Agreement will terminate after the Distribution Date in December 2005.

     On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the Notional Balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II Certificates and the Class M-II Certificates immediately preceding that Distribution Date and (ii) the Strike Rate (as set forth below).


                     ----------------- ---------------- ---------- ----------
                           DISTRIBUTION  NOTIONAL       STRIKE     CEILING
                           DATE          BALANCE ($)    RATE (%)   RATE (%)
                           ----          -----------    --------   --------
                     ----------------- ---------------- ---------- ----------
                             02/25/04               NA         NA         NA
                             03/25/04      646,957,705       6.36       6.84
                             04/25/04      642,477,389       5.92       6.84
                             05/25/04      636,549,289       6.13       6.83
                             06/25/04      629,172,470       5.91       6.83
                             07/25/04      620,355,207       6.12       6.83
                             08/25/04      610,115,303       5.91       6.82
                             09/25/04      598,480,317       5.90       6.82
                             10/25/04      585,487,706       6.11       6.82
                             11/25/04      571,184,877       5.89       6.81
                             12/25/04      555,629,124       6.10       6.80
                             01/25/05      538,887,463       5.88       6.80
                             02/25/05      522,647,164       5.87       6.79
                             03/25/05      506,893,281       6.55       6.78
                             04/25/05      491,611,315       5.86       6.78
                             05/25/05      476,787,197       6.06       6.77
                             06/25/05      462,407,276       5.84       6.76
                             07/25/05      448,458,306       6.05       6.75
                             08/25/05      434,927,435       5.83       6.74
                             09/25/05      421,802,192       5.82       6.73
                             10/25/05      409,070,477       6.02       6.73
                             11/25/05      396,720,551       5.80       6.72
                             12/25/05      374,102,971       6.00       6.70
                     --------------------------------------------------------

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                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest or Excess Cash Flow) will be paid to the holders of Offered Certificates to the extent of the Available Distribution Amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

     (i) With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II-A Certificates and pro rata to the Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

     (ii) To the related Class M-1 Certificates;

     (iii) To the related Class M-2 Certificates; and

     (iv) To the related Class M-3 Certificates.

PRINCIPAL DISTRIBUTIONS:  For each Distribution Date, the Principal Distribution
     Amount with respect to each loan group will be distributed as follows:

     (i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A-I Principal Distributions" and "Class A-II Principal Distributions" until the certificate principal balances thereof are reduced to zero;

     (ii) To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance thereof is reduced to zero;

     (iii)To  the  related  Class  M-2  Certificates,   the  related  Class  M-2
          Principal Distribution Amount, until the certificate principal balance thereof is reduced to zero; and

     (iv) To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance thereof is reduced to zero.

     CLASS A-I PRINCIPAL DISTRIBUTIONS: The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:

     (i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

     (ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

     (iii)To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

     (iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

     (v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduce to zero;

     (vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

     (vii)To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

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                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


     CLASS A-II PRINCIPAL DISTRIBUTIONS: The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

     (i) Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and the Class A-II-B Principal Distribution Amount will be distributed sequentially to the Class A-II-B1 Certificates, until the certificate principal balance thereof has been reduced to zero and then to the Class A-II-B2 Certificates until the certificate principal balance has been reduced to zero; and

     (ii) Any Class A-II-A Principal Distribution Amount remaining after the certificate principal balance of the Class A-II-A Certificates has been reduced to zero will be distributed as a part of the Class A-II-B Principal Distribution Amount and any Class A-II-B Principal Distribution Amount remaining after the certificate principal balance of the Class A-II-B Certificates has been reduced to zero will be distributed as part of the Class A-II-A Principal Distribution Amount.

EXCESS CASH FLOW DISTRIBUTIONS: On any Distribution Date, the Excess Cash Flow for each loan group will be allocated in the following order of priority:

     (i) To pay to the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions") incurred on the Mortgage Loans in that loan group for the preceding calendar month;

     (ii) To pay to the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions") incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

     (iii)Beginning on the Distribution Date in August 2004, with respect to the Class A-I and Class M-I Certificates, and the Distribution Date in February 2004, with respect to the Class A-II and M-II Certificates, to pay to the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

     (iv) Beginning on the Distribution Date in August 2004, to pay to the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions") until the OC Target for that non-related loan group has been achieved, to the extent not covered by Excess Cash Flow from that non-related loan group;

     (v) To pay to the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by the related Eligible Master Servicing Compensation on that Distribution Date;

     (vi) To pay to the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation or Excess Cash Flow from that non-related loan group on that Distribution Date;

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                                                     COMPUTATIONAL MATERIALS FOR
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     (vii)To pay to the holders of the related  Offered  Certificates,  pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

     (viii) To pay to the holders of the non-related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

     (ix) To pay to the holders of the related Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Rate Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;

     (x) To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Rate Shortfall
          Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cash Flow from that non-related loan group;

     (xi) To pay to the holders of the related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

     (xii)To pay to the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cash Flow for that non-related loan group;

     (xiii) To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

     (xiv)To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cash Flow for that non-related loan group; and

     (xv) To pay to the holders of the related Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

ALLOCATION OF LOSSES: Any realized losses for a loan group will be allocated in the following order of priority:

     (i)  To the related Excess Cash Flow for that Distribution Date;

     (ii) To the non-related Excess Cash Flow, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for that Distribution Date;

     (iii)To the overcollateralization for that loan group, until reduced to zero;

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                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



     (iv) To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans);

     (v)  To the related Class M-3 Certificates, until reduced to zero;

     (vi) To the related Class M-2 Certificates, until reduced to zero;

     (vii) To the related Class M-1 Certificates, until reduced to zero; and

     (viii) With respect to realized losses from Loan Group I, to the Class A-I Certificates, pro rata, with respect to realized losses from Loan Group II-A, to the Class A-II-A Certificates and with respect to realized losses from Loan Group II-B, to the Class A-II-B Certificates, pro rata.

GROUPII-A INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Mortgage Loans.

GROUPII-B INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Mortgage Loans.

CLASSA-II  INTEREST  DISTRIBUTION  AMOUNT:  With respect to the Class A-II-A and
     Class A-II-B Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the amounts and priority as follows:

     (i) Concurrently to the Class A-II-A Certificates from the Class A-II-A Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Class A-II-B Interest Remittance Amount;

     (ii) Concurrently to the Class A-II-A Certificates from the Class A-II-B Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Class A-II-A Interest Remittance Amount, in each case, after taking into account clause (i) above;

     (iii)Concurrently to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-B, in each case, after taking into account clauses
          (i) and (ii) above; and

     (iv) Concurrently to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-A, in each case, after taking into account clauses
          (i), (ii) and (iii) above.

AVAILABLE DISTRIBUTION AMOUNT: For any Distribution Date and each loan group, an amount equal to the sum of the following (net of reimbursements to the master servicer and subservicer):

     (i) The aggregate amount of scheduled payments on the Mortgage Loans in that loan group during the related due period and received on or prior to the related determination date (net of master servicing fees, subservicing fees and applicable premium payable on the mortgage insurance policy);

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                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
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     (ii) Unscheduled payments (including prepayments, insurance and liquidation proceeds, and proceeds from repurchases of and substitutions for the Mortgage Loans in that loan group occurring during the preceding calendar month);

     (iii)All advances made for that Distribution Date in respect of the Mortgage Loans in that loan group; and

     (iv) Amounts received under the Yield Maintenance Agreement, but only to the extent necessary to cover Group II Basis Risk Carry-Forward Amount.

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date and each loan group (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Loan Group for that Distribution Date, the lesser of:

     (i) The Principal Distribution Amount for that Loan Group for that Distribution Date; and

     (ii) The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

CLASSA-II-A PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the Class A
     Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

CLASSM-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of
     (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSA-I-6   LOCKOUT   DISTRIBUTION   PERCENTAGE:   The  Class   A-I-6   Lockout
     Distribution Percentage is assigned as follows:

     (i)  From February 2004 to January 2007: 0%;

     (ii) From February 2007 to January 2009: 45%;

     (iii) From February 2009 to January 2010: 80%;

     (iv) From February 2010 to January 2011: 100%; and

     (v)  From February 2011 and thereafter: 300%.

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of:

     (i)  Class A-I-6 Lockout Distribution Percentage; and

     (ii) The  product  of  (a) a  fraction,  the  numerator  of  which  is  the
          Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to that Distribution Date and (b) the Class A-I Principal Distribution Amount.

PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month, but excluding subsequent recoveries.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date and each Loan Group, the sum of (i) the Principal Remittance Amount for the related Mortgage Loans and (ii) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the O/C Target minus the related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

PRINCIPAL  ALLOCATION  AMOUNT:  With respect to any  Distribution  Date for Loan
     Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution Amount for Group II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

PROSPECTUS: The Offered Certificates will be offered pursuant to a Prospectus, which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



 PREPAYMENT SENSITIVITY TABLES (TO CALL):


-------------------------------------------------------------------------------------------------------------------
          % of Pricing Speed      0%            50%            75%           100%          125%          150%
                  Assumption
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-1
        Average Life (years)     8.70           1.48          1.10           0.90          0.77          0.69
  Modified Duration (at par)     8.16           1.47          1.10           0.90          0.77          0.69
            Principal Window Feb04 - Apr19 Feb04 - Jan07  Feb04 - Feb06 Feb04 - Sep05  Feb04 - May05 Feb04 - Mar05
   Principal Window (months)      183            36            25             20            16            14
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-2
        Average Life (years)     18.27          3.94          2.72           2.10          1.71          1.46
  Modified Duration (at par)     14.43          3.71          2.59           2.02          1.66          1.41
            Principal Window Apr19 - Jun25 Jan07 - Feb09  Feb06 - Jun07 Sep05 - Aug06  May05 - Feb06 Mar05 - Oct05
   Principal Window (months)      75             26            17             12            10             8
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-3
        Average Life (years)     23.13          6.13          4.05           3.00          2.38          1.99
  Modified Duration (at par)     16.24          5.49          3.75           2.82          2.26          1.90
            Principal Window Jun25 - Sep28 Feb09 - Oct11  Jun07 - Nov08 Aug06 - Aug07  Feb06 - Sep06 Oct05 - Apr06
   Principal Window (months)      40             33            18             13             8             7
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-4
        Average Life (years)     26.68         11.53          7.41           4.99          3.68          2.76
  Modified Duration (at par)     15.48          8.83          6.15           4.38          3.32          2.54
            Principal Window Sep28 - May32 Oct11 - Jun19  Nov08 - Apr15 Aug07 - Mar12  Sep06 - Mar09 Apr06 - Jan08
   Principal Window (months)      45             93            78             56            31            22
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-5
        Average Life (years)     28.32         15.41          11.24          8.56          6.36          4.86
  Modified Duration (at par)     14.06         10.16          8.19           6.67          5.23          4.16
            Principal Window May32 - May32 Jun19 - Jun19  Apr15 - Apr15 Mar12 - Aug12  Mar09 - Nov10 Jan08 - Aug09
   Principal Window (months)       1             1              1             6             21            20
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-6
        Average Life (years)     13.18          7.78          7.00           6.48          5.89          5.22
  Modified Duration (at par)     9.61           6.39          5.86           5.50          5.08          4.58
            Principal Window Feb07 - May32 Feb07 - Jun19  Feb07 - Apr15 Feb07 - Aug12  May07 - Nov10 Aug07 - Aug09
   Principal Window (months)      304           149            99             67            43            25
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       M-I-1
        Average Life (years)     25.22         10.58          7.51           5.72          4.70          4.17
  Modified Duration (at par)     13.90          7.84          6.00           4.78          4.05          3.66
            Principal Window Sep23 - May32 May09 - Jun19  Oct07 - Apr15 Feb07 - Aug12  Apr07 - Nov10 May07 - Aug09
   Principal Window (months)      105           122            91             67            44            28
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       M-I-2
        Average Life (years)     25.22         10.58          7.51           5.72          4.67          4.07
  Modified Duration (at par)     13.34          7.67          5.90           4.72          3.98          3.54
            Principal Window Sep23 - May32 May09 - Jun19  Oct07 - Apr15 Feb07 - Aug12  Mar07 - Nov10 Mar07 - Aug09
   Principal Window (months)      105           122            91             67            45            30
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       M-I-3
        Average Life (years)     25.22         10.58          7.51           5.71          4.65          4.02
  Modified Duration (at par)     12.57          7.42          5.75           4.62          3.90          3.45
            Principal Window Sep23 - May32 May09 - Jun19  Oct07 - Apr15 Feb07 - Aug12  Feb07 - Nov10 Feb07 - Aug09
   Principal Window (months)      105           122            91             67            46            31
-------------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



PREPAYMENT SENSITIVITY TABLES (TO CALL):

-------------------------------------------------------------------------------------------------------------------
          % of Pricing Speed      0%            50%            75%           100%          125%          150%
                  Assumption
-------------------------------------------------------------------------------------------------------------------
                      A-II-A
        Average Life (years)     18.49          4.07          2.80           2.08          1.55          1.31
  Modified Duration (at par)     16.02          3.91          2.73           2.05          1.54          1.30
            Principal Window Feb04 - Oct32 Feb04 - Aug15  Feb04 - Sep11 Feb04 - Sep09  Feb04 - May08 Feb04 - Aug06
   Principal Window (months)      345           139            92             68            52            31
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                     A-II-B1
        Average Life (years)     10.90          1.39          1.09           0.90          0.78          0.70
  Modified Duration (at par)     10.06          1.39          1.09           0.90          0.78          0.70
            Principal Window Feb04 - Nov22 Feb04 - Aug06  Feb04 - Dec05 Feb04 - Aug05  Feb04 - May05 Feb04 - Mar05
   Principal Window (months)      226            31            23             19            16            14
-------------------------------------------------------------------------------------------------------------------
                     A-II-B2
        Average Life (years)     24.57          6.22          4.17           3.02          2.17          1.80
  Modified Duration (at par)     20.86          5.94          4.06           2.97          2.15          1.79
            Principal Window Nov22 - Oct32 Aug06 - Aug15  Dec05 - Sep11 Aug05 - Sep09  May05 - May08 Mar05 - Aug06
   Principal Window (months)      120           109            70             50            37            18
-------------------------------------------------------------------------------------------------------------------
                      M-II-1
        Average Life (years)     26.44          7.70          5.20           4.33          4.27          3.35
  Modified Duration (at par)     21.35          7.20          4.98           4.19          4.14          3.27
            Principal Window Jun26 - Oct32 Nov07 - Aug15  Mar07 - Sep11 Jul07 - Sep09  Dec07 - May08 Aug06 - Jun07
   Principal Window (months)      77             94            55             27             6            11
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                      M-II-2
        Average Life (years)     26.44          7.70          5.18           4.14          3.81          3.28
  Modified Duration (at par)     19.76          7.00          4.87           3.95          3.65          3.17
            Principal Window Jun26 - Oct32 Nov07 - Aug15  Feb07 - Sep11 Apr07 - Sep09  Jun07 - May08 Jan07 - Jun07
   Principal Window (months)      77             94            56             30            12             6
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                      M-II-3
        Average Life (years)     26.44          7.70          5.17           4.06          3.56          2.99
  Modified Duration (at par)     17.81          6.73          4.72           3.79          3.36          2.85
            Principal Window Jun26 - Oct32 Nov07 - Aug15  Feb07 - Sep11 Feb07 - Sep09  Mar07 - May08 Oct06 - Jun07
   Principal Window (months)      77             94            56             32            15             9
-------------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________



PREPAYMENT SENSITIVITY TABLES (TO MATURITY):

-------------------------------------------------------------------------------------------------------------------
          % of Pricing Speed      0%            50%            75%           100%          125%          150%
                  Assumption
-------------------------------------------------------------------------------------------------------------------
                       A-I-4
        Average Life (years)     26.68         11.53          7.41           4.99          3.68          2.76
  Modified Duration (at par)     15.49          8.83          6.15           4.38          3.32          2.54
            Principal Window Sep28 - Jul32 Oct11 - Nov19  Nov08 - Jul15 Aug07 - Mar12  Sep06 - Mar09 Apr06 - Jan08
   Principal Window (months)      47             98            81             56            31            22
-------------------------------------------------------------------------------------------------------------------
                       A-I-5
        Average Life (years)     29.18         20.45          15.33         11.72          8.39          5.61
  Modified Duration (at par)     14.24         11.93          10.03          8.35          6.44          4.64
            Principal Window Jul32 - Nov33 Nov19 - Sep31  Jul15 - Feb27 Mar12 - Apr22  Mar09 - Nov18 Jan08 - Apr16
   Principal Window (months)      17            143            140           122            117           100
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       A-I-6
        Average Life (years)     13.18          7.80          7.05           6.61          6.40          6.36
  Modified Duration (at par)     9.61           6.40          5.89           5.59          5.44          5.41
            Principal Window Feb07 - Sep33 Feb07 - Jul31  Feb07 - Dec26 Feb07 - Feb22  May07 - Sep18 Aug07 - Feb16
   Principal Window (months)      320           294            239           181            137           103
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       M-I-1
        Average Life (years)     25.38         11.41          8.16           6.24          5.12          4.51
  Modified Duration (at par)     13.94          8.16          6.32           5.09          4.33          3.90
            Principal Window Sep23 - Aug33 May09 - Dec27  Oct07 - Mar22 Feb07 - Apr18  Apr07 - Jun15 May07 - May13
   Principal Window (months)      120           224            174           135            99            73
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       M-I-2
        Average Life (years)     25.36         11.26          8.04           6.14          5.01          4.35
  Modified Duration (at par)     13.37          7.93          6.15           4.96          4.20          3.74
            Principal Window Sep23 - Jun33 May09 - Dec25  Oct07 - Mar20 Feb07 - Sep16  Mar07 - Mar14 Mar07 - May12
   Principal Window (months)      118           200            150           116            85            63
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                       M-I-3
        Average Life (years)     25.30         10.89          7.76           5.91          4.80          4.15
  Modified Duration (at par)     12.58          7.54          5.87           4.73          4.00          3.54
            Principal Window Sep23 - Feb33 May09 - Mar23  Oct07 - Mar18 Feb07 - Nov14  Feb07 - Sep12 Feb07 - Feb11
   Principal Window (months)      114           167            126            94            68            49
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                      A-II-A
        Average Life (years)     18.54          4.37          3.01           2.23          1.64          1.31
  Modified Duration (at par)     16.05          4.16          2.93           2.19          1.63          1.30
            Principal Window Feb04 - Dec33 Feb04 - Sep27  Feb04 - Oct20 Feb04 - May16  Feb04 - Jun13 Feb04 - Aug06
   Principal Window (months)      359           284            201           148            113           31
-------------------------------------------------------------------------------------------------------------------
                     A-II-B1
        Average Life (years)     10.90          1.39          1.09           0.90          0.78          0.70
  Modified Duration (at par)     10.06          1.39          1.09           0.90          0.78          0.70
            Principal Window Feb04 - Nov22 Feb04 - Aug06  Feb04 - Dec05 Feb04 - Aug05  Feb04 - May05 Feb04 - Mar05
   Principal Window (months)      226            31            23             19            16            14
-------------------------------------------------------------------------------------------------------------------
                     A-II-B2
        Average Life (years)     24.65          6.76          4.56           3.30          2.34          1.80
  Modified Duration (at par)     20.91          6.39          4.40           3.22          2.31          1.79
            Principal Window Nov22 - Dec33 Aug06 - Aug27  Dec05 - Oct20 Aug05 - Apr16  May05 - Jun13 Mar05 - Aug06
   Principal Window (months)      134           253            179           129            98            18
-------------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________




PREPAYMENT SENSITIVITY TABLES (TO MATURITY):

-------------------------------------------------------------------------------------------------------------------
          % of Pricing Speed      0%            50%            75%           100%          125%          150%
                  Assumption
-------------------------------------------------------------------------------------------------------------------
                      M-II-1
        Average Life (years)     26.56          8.43          5.72           4.69          4.87          4.65
  Modified Duration (at par)     21.43          7.79          5.43           4.52          4.70          4.48
            Principal Window Jun26 - Nov33 Nov07 - Apr24  Mar07 - Nov17 Jul07 - Mar14  Dec07 - Oct11 Aug06 - Jun11
   Principal Window (months)      90            198            129            81            47            59
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                      M-II-2
        Average Life (years)     26.55          8.33          5.63           4.46          4.05          3.49
  Modified Duration (at par)     19.82          7.47          5.23           4.22          3.87          3.36
            Principal Window Jun26 - Oct33 Nov07 - May22  Feb07 - Jul16 Apr07 - Feb13  Jun07 - Jan11 Jan07 - Jul09
   Principal Window (months)      89            175            114            71            44            31
-------------------------------------------------------------------------------------------------------------------
                      M-II-3
        Average Life (years)     26.51          8.02          5.40           4.22          3.68          3.09
  Modified Duration (at par)     17.84          6.95          4.91           3.92          3.46          2.94
            Principal Window Jun26 - Jul33 Nov07 - Sep19  Feb07 - Aug14 Feb07 - Sep11  Mar07 - Dec09 Oct06 - Sep08
   Principal Window (months)      86            143            91             56            34            24
-------------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

                    CHARACTERISTICS OF INITIAL MORTGAGE LOANS
                                  LOAN GROUP I

SUMMARY REPORT
Aggregate Outstanding Principal Balance                  $294,031,246
Number of Mortgage Loans                                        2,699

                                                   (WEIGHTED) AVERAGE                MINIMUM                MAXIMUM
Current Principal Balance                                    $108,941                 $9,997               $483,595
Original Loan-to-Value Ratio                                   79.39%                  6.00%                100.00%
Mortgage Rate                                                  7.597%                 5.300%                13.990%
Net Mortgage Rate                                              6.486%                 4.210%                13.410%
Remaining Term                                                    331                    117                    360
Credit Score                                                      635                    486                    798

                                                                                 PERCENT OF STATISTICAL CALCULATION
                                                                                                DATE
                                         RANGE                                           PRINCIPAL BALANCE

Product Type                             Fixed Rate                                                100%

Lien                                     First                                                  93.0  %
                                         Second                                                  7.0  %

Property Type                            Single-Family Detached                                 79.3  %
                                         2 to 4 Family Units                                     7.3  %
                                         Planned Unit Developments (detached)                    5.1  %
                                         Planned Unit Developments (attached)                    3.0  %
                                         Condo Low-Rise (less than 5 stories)                    3.0  %
                                         Manufactured Home                                       1.2  %
                                         Townhouse                                               1.0  %
                                         Condo High-Rise (9 stories or more)                     0.1  %

Occupancy Status                         Primary Residence                                      94.9  %
                                         Non Owner-Occupied                                      4.3  %
                                         Second/Vacation                                         0.8  %

Loan Purpose                             Equity Refinance                                       76.3  %
                                         Purchase                                               17.2  %
                                         Rate/Term Refinance                                     6.5  %

Documentation Type                       Full Documentation                                     80.0  %
                                         Reduced Documentation                                  20.0  %

Loans with Mortgage Insurance (includes both borrower-paid and issuer-paid)                     52.7  %

Loans with Prepayment Penalties                                                                   73.1%

Loans serviced by HomeComings                                                                     69.2%

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP I CREDIT SCORE DISTRIBUTION
----------------------------------------------------------------------------------------------------
                                                                        AVERAGE   WEIGHTED AVERAGE
                              NUMBER OF      PRINCIPAL     PERCENT OF   PRINCIPAL   LOAN-TO-VALUE
RANGE OF CREDIT SCORES      MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE      RATIO(1)
----------------------------------------------------------------------------------------------------
499 or Less                              2       $88,779      0.03    %    44,390       41.14 %
500 to 519                              13     1,114,715      0.38         85,747       63.82
520 to 539                              48     4,781,728      1.63         99,619       72.17
540 to 559                             125    11,203,710      3.81         89,630       74.19
560 to 579                             208    19,074,574      6.49         91,705       76.90
580 to 599                             246    22,985,027      7.82         93,435       78.86
600 to 619                             471    48,688,567     16.56        103,373       79.40
620 to 639                             527    58,298,899     19.83        110,624       80.13
640 to 659                             401    45,865,297     15.60        114,377       79.39
660 to 679                             310    37,067,245     12.61        119,572       80.70
680 to 699                             153    18,255,136      6.21        119,315       80.98
700 to 719                              83    11,095,710      3.77        133,683       82.07
720 to 739                              50     7,282,372      2.48        145,647       81.51
740 to 759                              33     3,728,323      1.27        112,979       79.22
760 or Greater                          25     4,280,613      1.46        171,225       81.27
----------------------------------------------------------------------------------------------------
Subtotal with Credit Scores           2695   293,810,696     99.92        109,021       79.39
----------------------------------------------------------------------------------------------------
Not Available                            4       220,550      0.08        $55,138       70.46
----------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       79.39 %
----------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score is approximately 635.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.


LOAN GROUP I ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL MORTGAGE    NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
1 to 100,000                         1,563   $82,170,632     27.95    %   $52,572       624      80.94 %
100,001 to 200,000                     752   106,904,589     36.36        142,160       634      78.08
200,001 to 300,000                     285    69,641,206     23.68        244,355       640      79.19
300,001 to 400,000                      90    31,257,408     10.63        347,305       649      79.80
400,001 to 500,000                       9     4,057,412      1.38        450,824       667      82.61
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average original principal balance is approximately $109,007.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP I NET MORTGAGE RATES

-----------------------------------------------------------------------------------------------
NET MORTGAGE       NUMBER OF  PRINCIPAL  PERCENT        AVERAGE   WEIGHTED     WEIGHTED
                                         OF                                     AVERAGE
                   MORTGAGE              MORTGAGE       PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATES                LOANS     BALANCE     LOANS         BALANCE    FICO       RATIO(1)
-----------------------------------------------------------------------------------------------
4.000 to 4.499             22 $4,557,429       1.55   %  $207,156       649           68.90  %
------------------
4.500 to 4.999            135 $29,198,633      9.93      $216,286       665           75.82
------------------
5.000 to 5.499            224 43,392,572      14.76       193,717       649           78.85
------------------
5.500 to 5.999            313 49,455,609      16.82       158,005       649           77.94
------------------
6.000 to 6.499            392 51,308,388      17.45       130,889       636           79.27
------------------
6.500 to 6.999            291 33,375,342      11.35       114,692       628           78.27
------------------
7.000 to 7.499            268 27,639,342       9.40       103,132       612           80.69
------------------
7.500 to 7.999            182 16,437,314       5.59        90,315       615           78.35
------------------
8.000 to 8.499            192 13,107,834       4.46        68,270       604           81.95
------------------
8.500 to 8.999            126  6,736,281       2.29        53,463       600           81.10
------------------
9.000 to 9.499            193  7,946,409       2.70        41,173       606           87.64
------------------
9.500 to 9.999            113  4,156,202       1.41        36,781       620           93.16
------------------
10.000 to 10.499           83  2,895,678       0.98        34,888       617           92.56
------------------
10.500 to 10.999           50  1,465,232       0.50        29,305       608           94.69
------------------
11.000 to 11.499           15    431,396       0.15        28,760       584           87.02
------------------
11.500 to 11.999           15    388,092       0.13        25,873       617           99.82
------------------
12.000 to 12.499            3     68,950       0.02        22,983       590          100.00
------------------
12.500 to 12.999           18    467,530       0.16        25,974       594          100.00
------------------
13.000 to 13.499           64  1,003,013       0.34        15,672       570           99.26
------------------
-----------------------------------------------------------------------------------------------
TOTAL:                  2,699 $294,031,246   100.00   %  $108,941       635           79.39  %
-----------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate is approximately 6.4862%.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP I MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE RATES       NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
5.000 to 5.499                           8    $1,572,490      0.53    %  $196,561       712      69.45 %
5.500 to 5.999                          28     4,915,782      1.67        175,564       665      77.32
6.000 to 6.499                         166    33,148,755     11.27        199,691       664      75.40
6.500 to 6.999                         396    72,453,543     24.64        182,963       649      77.53
7.000 to 7.499                         287    42,068,830     14.31        146,581       640      79.46
7.500 to 7.999                         479    58,536,730     19.91        122,206       627      79.25
8.000 to 8.499                         249    23,059,142      7.84         92,607       619      79.60
8.500 to 8.999                         303    24,641,698      8.38         81,326       608      80.13
9.000 to 9.499                         174    10,407,288      3.54         59,812       607      84.23
9.500 to 9.999                         226    10,893,289      3.70         48,200       601      85.14
10.000 to 10.499                        96     3,803,483      1.29         39,620       612      91.51
10.500 to 10.999                       101     4,097,618      1.39         40,570       606      89.31
11.000 to 11.499                        46     1,245,825      0.42         27,083       629      97.66
11.500 to 11.999                        37     1,182,467      0.40         31,959       592      89.15
12.000 to 12.499                        18       464,813      0.16         25,823       617      99.24
12.500 to 12.999                         3        68,950      0.02         22,983       590     100.00
13.000 to 13.499                        18       467,530      0.16         25,974       594     100.00
13.500 to 13.999                        64     1,003,013      0.34         15,672       570      99.26
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date,  the weighted  average  mortgage  rate is  approximately
7.5973%.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.


LOAN GROUP I ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------
RANGE OF LOAN-TO-VALUE        NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED
                                                                        PRINCIPAL AVERAGE
RATIOS(1)                   MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO
--------------------------------------------------------------------------------------------
0.01 to 50.00                          113   $11,027,731      3.75    %   $97,591       614
50.01 to 55.00                          53     5,503,694      1.87        103,843       629
55.01 to 60.00                          81     8,669,248      2.95        107,028       630
60.01 to 65.00                          93    12,698,016      4.32        136,538       615
65.01 to 70.00                         151    19,757,135      6.72        130,842       635
70.01 to 75.00                         227    29,637,604     10.08        130,562       632
75.01 to 80.00                         598    82,221,198     27.96        137,494       637
80.01 to 85.00                         311    42,711,152     14.53        137,335       634
85.01 to 90.00                         339    49,513,600     16.84        146,058       637
90.01 to 95.00                         126    14,479,593      4.92        114,917       658
95.01 to 100.00                        607    17,812,274      6.06         29,345       638
--------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635
--------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average original combined loan-to-value ratio is approximately 79.39%.

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP I GEOGRAPHIC DISTRIBUTION

-------------------------------------------------------------------------------------------------------------
STATE                         NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
California                             241   $42,552,255     14.47    %  $176,565       645      75.21 %
New York                               181    37,459,525     12.74        206,959       649      76.43
Florida                                220    21,624,486      7.35         98,293       634      80.55
Texas                                  183    15,295,708      5.20         83,583       618      77.88
Maryland                               104    14,722,046      5.01        141,558       622      80.98
New Jersey                              71    12,092,660      4.11        170,319       629      76.10
Georgia                                137    12,079,926      4.11         88,175       639      82.39
Illinois                                64     9,107,173      3.10        142,300       630      80.64
Other (2)                            1,498   129,097,466     43.91         86,180       631      81.36
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

(2)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
     concentrations individually.

LOAN GROUP I MORTGAGE LOAN PURPOSE
-------------------------------------------------------------------------------------------------------------
LOAN PURPOSE                  NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
Purchase                               715   $50,616,212     17.21    %   $70,792       654      85.93 %
Rate/Term Refinance                    166    19,057,790      6.48        114,806       630      79.24
Equity Refinance                     1,818   224,357,244     76.30        123,409       631      77.92
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

LOAN GROUP I MORTGAGE LOAN DOCUMENTATION
-------------------------------------------------------------------------------------------------------------
DOCUMENTATION                 NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
Full Documentation                   2,250  $235,323,132     80.03    %  $104,588       632      80.72 %
Reduced Documentation                  449    58,708,114     19.97        130,753       646      74.04
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

LOAN GROUP I OCCUPANCY TYPES
-------------------------------------------------------------------------------------------------------------
OCCUPANCY                     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
Primary Residence                    2,551  $279,047,080     94.90    %  $109,387       633      79.56 %
Second/Vacation                         16     2,386,423      0.81        149,151       683      77.35
Non Owner-Occupied                     132    12,597,743      4.28         95,437       660      76.03
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP I MORTGAGED PROPERTY TYPES

-------------------------------------------------------------------------------------------------------------
PROPERTY TYPES                NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
Single-Family Detached               2,220  $233,246,129     79.33    %  $105,066       633      79.77 %
2 to 4 Family Units                    117    21,391,117      7.28        182,830       654      75.54
Planned Unit Developments              140    14,854,173      5.05        106,101       629      79.20
(detached)
Planned Unit Developments               75     8,932,721      3.04        119,103       643      84.99
(attached)
Condo Low-Rise (less than 5             62     8,749,682      2.98        141,124       641      75.42
stories)
Manufactured Home                       50     3,639,501      1.24         72,790       650      74.95
Townhouse                               34     2,978,117      1.01         87,592       627      78.34
Condo High-Rise (9 stories or more)      1       239,805      0.08        239,805       727      80.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------
(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

LOAN GROUP I CREDIT GRADES
-------------------------------------------------------------------------------------------------------------
CREDIT GRADES                 NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
A4                                     933  $121,610,160     41.36    %  $130,343       652      79.70 %
AX                                   1,257   124,131,162     42.22         98,752       639      81.04
AM                                     317    30,925,932     10.52         97,558       591      75.45
B                                      118    10,961,525      3.73         92,894       575      76.23
C                                       55     5,116,997      1.74         93,036       551      67.43
CM                                      19     1,285,469      0.44         67,656       525      58.98
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39 %
-------------------------------------------------------------------------------------------------------------
(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

LOAN GROUP I PREPAYMENT PENALTY TERMS
-------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS      NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO        RATIO(1)
-------------------------------------------------------------------------------------------------------------
None                                 1,016   $78,996,476     26.87    %   $77,752       627      81.29     %
12 Months                              134    20,971,738      7.13        156,506       641      75.83
24 Months                              229    36,697,791     12.48        160,252       651      80.53
36 Months                            1,284   153,830,237     52.32        119,805       634      78.59
60 Months                               35     3,368,604      1.15         96,246       625      80.80
Other(2)                                 1       166,400      0.06        166,400       700      80.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,699  $294,031,246    100.00    %  $108,941       635      79.39     %
-------------------------------------------------------------------------------------------------------------

(1) With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio. (2) Other represents not 0, 12, 24, 36, 48 or 60 and not more than 60 months.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



                    CHARACTERISTICS OF INITIAL MORTGAGE LOANS
                                 LOAN GROUP II-A
SUMMARY REPORT
Aggregate Outstanding Principal Balance                  $306,738,824
Number of Mortgage Loans                                        2,251

                                                   (WEIGHTED) AVERAGE                MINIMUM                MAXIMUM
Current Principal Balance                                    $136,268                $24,000               $427,149
Original Loan-to-Value Ratio                                   81.98%                 22.00%                 95.00%
Mortgage Rate                                                  7.066%                 4.700%                11.150%
Net Mortgage Rate                                              6.544%                 4.245%                10.570%
Note Margin                                                    6.958%                 0.600%                11.250%
Maximum Mortgage Rate                                         13.443%                10.700%                19.500%
Minimum Mortgage Rate                                          7.256%                 4.700%                11.250%
Term to Next Rate Adjustment                                       26                     10                     48
Remaining Term                                                    359                    346                    360
Credit Score                                                      618                    496                    808

                                                                                 PERCENT OF STATISTICAL CALCULATION
                                                                                                DATE
                                         RANGE                                           PRINCIPAL BALANCE

Product Type                             Adjustable Rate                                         100.0%

Lien                                     First                                                   100.0%

Property Type                            Single-Family Detached                                 81.2  %
                                         Planned Unit Developments (detached)                    6.6  %
                                         2 to 4 Family units                                     5.0  %
                                         Condo Low-Rise (less than 5 stories)                    3.6  %
                                         Planned Unit Developments (attached)                    2.1  %
                                         Townhouse                                               0.9  %
                                         Manufactured Home                                       0.6  %
                                         Condo Mid-Rise (5 to 8 stories)                         0.1  %
                                         Leasehold                                               0.1  %
                                         Condo High-Rise (9 stories or more)                     0.1  %

Occupancy Status                         Primary Residence                                      94.7  %
                                         Non Owner-Occupied                                      4.6  %
                                         Second/Vacation                                         0.7  %

Loan Purpose                             Equity Refinance                                       64.6  %
                                         Purchase                                               28.6  %
                                         Rate/Term Refinance                                     6.8  %

Documentation Type                       Full Documentation                                     81.7  %
                                         Reduced Documentation                                  18.3  %

Loans with Prepayment Penalties                                                                   73.0%

Loans serviced by HomeComings                                                                     88.7%

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A CREDIT SCORE DISTRIBUTION

----------------------------------------------------------------------------------------------------
                                                                        AVERAGE   WEIGHTED AVERAGE
                              NUMBER OF      PRINCIPAL     PERCENT OF   PRINCIPAL   LOAN-TO-VALUE
RANGE OF CREDIT SCORES      MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE        RATIO
----------------------------------------------------------------------------------------------------
499 or Less                              1      $244,000      0.08 %     $244,000       68.00 %
500 to 519                              16     1,949,349      0.64        121,834       72.95
520 to 539                              64     8,191,008      2.67        127,985       75.74
540 to 559                             180    21,518,449      7.02        119,547       77.99
560 to 579                             237    28,809,311      9.39        121,558       81.34
580 to 599                             310    39,422,088     12.85        127,168       82.46
600 to 619                             437    60,348,001     19.67        138,096       83.31
620 to 639                             389    54,232,713     17.68        139,416       82.65
640 to 659                             282    41,966,126     13.68        148,816       83.10
660 to 679                             135    20,636,245      6.73        152,861       82.78
680 to 699                              85    13,878,860      4.52        163,281       81.98
700 to 719                              40     5,436,377      1.77        135,909       82.49
720 to 739                              29     4,239,767      1.38        146,199       79.72
740 to 759                              20     2,519,037      0.82        125,952       82.97
760 or Greater                          12     2,166,878      0.71        180,573       77.67
----------------------------------------------------------------------------------------------------
Subtotal with Credit Score           2,237   305,558,209     99.62        136,593       82.01
----------------------------------------------------------------------------------------------------
Not Available                           14     1,180,615      0.38         84,330       74.38
----------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       81.98 %
----------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted average credit score is approximately 618.


LOAN GROUP II-A ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
-------------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL MORTGAGE    NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
1 to 100,000                           788   $59,101,784     19.27 %      $75,002       610      79.89 %
100,001 to 200,000                   1,099   157,689,423     51.41        143,484       615      82.10
200,001 to 300,000                     336    80,884,137     26.37        240,727       629      82.95
300,001 to 400,000                      26     8,209,189      2.68        315,738       631      84.20
400,001 to 500,000                       2       854,292      0.28        427,146       667      90.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date, the average original  principal balance is approximately
$136,340.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A NET MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------
RANGE OF NET MORTGAGE RATES   NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
4.000 to 4.499                           3      $475,614      0.16 %     $158,538       679      74.70 %
4.500 to 4.999                          36     6,814,980      2.22        189,305       663      80.80
5.000 to 5.499                         147    23,623,100      7.70        160,701       648      79.33
5.500 to 5.999                         331    50,886,932     16.59        153,737       638      79.85
6.000 to 6.499                         505    73,651,993     24.01        145,846       627      81.84
6.500 to 6.999                         473    64,016,074     20.87        135,341       616      83.15
7.000 to 7.499                         375    44,781,467     14.60        119,417       597      84.37
7.500 to 7.999                         211    24,319,584      7.93        115,259       584      83.50
8.000 to 8.499                         119    12,739,389      4.15        107,054       575      82.35
8.500 to 8.999                          47     5,131,537      1.67        109,182       571      76.17
9.000 to 9.499                           1        74,763      0.02         74,763       655      85.00
9.500 to 9.999                           1       135,456      0.04        135,456       521      82.00
10.000 to 10.499                         1        57,335      0.02         57,335       515      70.00
10.500 to 10.999                         1        30,600      0.01         30,600       537      60.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average net mortgage rate is approximately
6.5436%.

LOAN GROUP II-A MORTGAGE RATES
-------------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE RATES       NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
4.500 to 4.999                           3      $458,884      0.15 %     $152,961       694      79.02 %
5.000 to 5.499                          32     6,139,710      2.00        191,866       669      80.68
5.500 to 5.999                         149    25,001,280      8.15        167,794       649      79.84
6.000 to 6.499                         291    44,056,541     14.36        151,397       639      79.42
6.500 to 6.999                         563    83,162,863     27.11        147,714       630      81.88
7.000 to 7.499                         389    51,526,737     16.80        132,459       615      83.18
7.500 to 7.999                         427    52,394,714     17.08        122,704       598      84.31
8.000 to 8.499                         198    22,516,157      7.34        113,718       584      83.22
8.500 to 8.999                         133    14,737,205      4.80        110,806       573      81.92
9.000 to 9.499                          63     6,521,341      2.13        103,513       566      77.98
10.500 to 10.999                         2       192,791      0.06         96,395       519      78.43
11.000 to 11.499                         1        30,600      0.01         30,600       537      60.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date,  the weighted  average  mortgage  rate is  approximately
7.0657%.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A ORIGINAL LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------------------
RANGE OF LOAN-TO-VALUE        NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED
                                                                        PRINCIPAL AVERAGE
RATIOS                      MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO
--------------------------------------------------------------------------------------------
0.01 to 50.00                           45    $4,187,198      1.37 %      $93,049       596
50.01 to 55.00                          17     2,165,631      0.71        127,390       622
55.01 to 60.00                          38     3,710,425      1.21         97,643       594
60.01 to 65.00                          51     6,328,001      2.06        124,078       594
65.01 to 70.00                         133    17,063,926      5.56        128,300       607
70.01 to 75.00                         159    20,726,106      6.76        130,353       616
75.01 to 80.00                         710    97,485,527     31.78        137,304       626
80.01 to 85.00                         395    53,089,977     17.31        134,405       613
85.01 to 90.00                         543    77,792,772     25.36        143,265       614
90.01 to 95.00                         160    24,189,262      7.89        151,183       635
--------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618
--------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average  original  loan-to-value  ratio is approximately 81.98%.

LOAN GROUP II-A GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------------------------------------
STATE                         NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
California                             226   $42,995,226     14.02 %     $190,244       629      79.66 %
Michigan                               234    27,746,443      9.05        118,575       615      82.15
Florida                                202    24,453,420      7.97        121,057       613      80.98
Minnesota                              114    18,177,998      5.93        159,456       627      82.60
Georgia                                104    13,150,896      4.29        126,451       615      82.21
Illinois                                85    12,313,117      4.01        144,860       622      82.77
Texas                                  104    11,734,158      3.83        112,828       599      83.84
New Jersey                              60    10,618,164      3.46        176,969       628      82.29
North Carolina                          76     9,732,988      3.17        128,066       612      81.92
Colorado                                54     9,457,148      3.08        175,132       619      83.07
Wisconsin                               80     9,365,900      3.05        117,074       620      84.33
New York                                48     9,189,102      3.00        191,440       638      77.47
Other(1)                               864   107,804,265     35.15        124,773       614      82.72
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
     concentrations individually.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A MORTGAGE LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------
LOAN PURPOSE                  NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Purchase                               641   $87,827,747     28.63 %     $137,017       633      83.02 %
Rate/Term Refinance                    159    20,882,933      6.81        131,339       619      82.15
Equity Refinance                     1,451   198,028,144     64.56        136,477       612      81.50
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

LOAN GROUP II-A MORTGAGE LOAN DOCUMENTATION
-------------------------------------------------------------------------------------------------------------
DOCUMENTATION                 NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Full Documentation                   1,878  $250,555,139     81.68 %     $133,416       614      83.12 %
Reduced Documentation                  373    56,183,685     18.32        150,627       635      76.88
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

LOAN GROUP II-A OCCUPANCY TYPES
-------------------------------------------------------------------------------------------------------------
OCCUPANCY                     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Primary Residence                    2,103  $290,321,959     94.65 %     $138,051       616      82.22 %
Second/Vacation                         16     2,184,149      0.71        136,509       642      83.99
Non Owner-Occupied                     132    14,232,716      4.64        107,824       657      76.85
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A MORTGAGED PROPERTY TYPES

-------------------------------------------------------------------------------------------------------------
PROPERTY TYPES                NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Single-Family Detached               1,880  $249,062,141     81.20 %     $132,480       616      82.21 %
Planned Unit Developments              112    20,135,525      6.56        179,781       618      83.36
(detached)
2 to 4 Family units                     97    15,226,345      4.96        156,973       646      78.12
Condo Low-Rise (less than 5             78    11,002,117      3.59        141,053       626      80.34
stories)
Planned Unit Developments               40     6,288,856      2.05        157,221       639      81.59
(attached)
Townhouse                               22     2,732,980      0.89        124,226       622      81.76
Manufactured Home                       18     1,761,053      0.57         97,836       614      76.48
Condo Mid-Rise (5 to 8 stories)          1       267,716      0.09        267,716       609      95.00
Leasehold                                2       183,341      0.06         91,670       622      90.00
Condo High-Rise (9 stories or more)      1        78,750      0.03         78,750       546      75.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

LOAN GROUP II-A CREDIT GRADES
-------------------------------------------------------------------------------------------------------------
CREDIT GRADES                 NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
A4                                     974  $143,110,899     46.66 %     $146,931       645      83.53 %
AX                                     637    86,331,937     28.15        135,529       617      81.95
AM                                     347    43,046,924     14.03        124,055       582      81.81
B                                      204    23,661,908      7.71        115,990       560      78.36
C                                       71     8,399,710      2.74        118,306       546      71.03
CM                                      18     2,187,446      0.71        121,525       531      66.55
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A PREPAYMENT PENALTY TERMS

-------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS      NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
None                                   617   $82,894,439     27.02 %     $134,351       618      82.07 %
12 Months                               96    16,117,031      5.25        167,886       637      81.15
24 Months                            1,084   152,170,571     49.61        140,379       618      82.06
36 Months                              443    53,631,599     17.48        121,065       612      81.80
Other(1)                                11     1,925,185      0.63        175,017       641      83.23
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

(1)  Other represents not 0, 12, 24and not more than 36 months.

LOAN GROUP II-A NOTE MARGINS
-------------------------------------------------------------------------------------------------------------
RANGE OF NOTE MARGINS         NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
0.500 to 0.999                           1      $279,579      0.09 %     $279,579       683      80.00 %
4.000 to 4.499                           8     1,593,102      0.52        199,138       669      80.77
4.500 to 4.999                          43     6,193,210      2.02        144,028       633      79.53
5.000 to 5.499                         116    18,909,040      6.16        163,009       628      80.71
5.500 to 5.999                         160    25,126,477      8.19        157,040       636      80.79
6.000 to 6.499                         226    32,455,792     10.58        143,610       622      80.47
6.500 to 6.999                         561    85,076,018     27.74        151,651       635      81.68
7.000 to 7.499                         364    45,979,630     14.99        126,318       617      82.57
7.500 to 7.999                         344    42,962,738     14.01        124,892       605      84.09
8.000 to 8.499                         236    27,782,802      9.06        117,724       588      83.25
8.500 to 8.999                         129    13,444,812      4.38        104,223       574      83.86
9.000 to 9.499                          43     4,223,112      1.38         98,212       570      79.29
9.500 to 9.999                          18     2,546,456      0.83        141,470       567      73.94
10.000 to 10.499                         1       135,456      0.04        135,456       521      82.00
11.000 to 11.499                         1        30,600      0.01         30,600       537      60.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

As of the cut-off  date,  the  weighted  average  note  margin is  approximately
6.9583%.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A MAXIMUM MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM MORTGAGE     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATES                       MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
10.000 to 10.999                         2      $251,884      0.08 %     $125,942       701      70.00 %
11.000 to 11.999                       112    18,365,891      5.99        163,981       650      79.77
12.000 to 12.999                       629    91,447,185     29.81        145,385       634      80.52
13.000 to 13.999                       842   117,335,777     38.25        139,354       620      83.10
14.000 to 14.999                       486    58,487,274     19.07        120,344       595      82.74
15.000 to 15.999                       146    17,203,724      5.61        117,834       580      82.29
16.000 to 16.999                        31     3,338,761      1.09        107,702       572      80.99
17.000 to 17.999                         2       166,056      0.05         83,028       524      77.95
19.000 to 19.999                         1       142,271      0.05        142,271       751      80.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------
As  of  the  cut-off  date,  the  weighted  average  maximum  mortgage  rate  is approximately 13.4425%.

LOAN GROUP II-A MINIMUM MORTGAGE RATES
-------------------------------------------------------------------------------------------------------------
RANGE OF MINIMUM MORTGAGE     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATES                       MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
4.000 to 4.999                           3      $458,884      0.15 %     $152,961       694      79.02 %
5.000 to 5.999                         124    20,862,440      6.80        168,245       646      80.10
6.000 to 6.999                         734   111,933,597     36.49        152,498       638      80.65
7.000 to 7.999                         860   112,798,262     36.77        131,161       613      83.34
8.000 to 8.999                         428    50,212,322     16.37        117,319       585      83.43
9.000 to 9.999                          99    10,271,488      3.35        103,752       570      78.45
10.000 to 10.999                         2       171,231      0.06         85,615       548      83.67
11.000 to 11.999                         1        30,600      0.01         30,600       537      60.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------
As  of  the  cut-off  date,  the  weighted  average  minimum  mortgage  rate  is approximately 7.2555%.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-A NEXT INTEREST RATE ADJUSTMENT DATES

-------------------------------------------------------------------------------------------------------------
MONTH OF NEXT INTEREST        NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATE ADJUSTMENT DATE        MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
October 2004                             1      $147,307      0.05 %     $147,307       627      85.00 %
November 2004                            1        83,756      0.03         83,756       717      85.00
December 2004                            1        85,000      0.03         85,000       621      43.00
January 2005                             1        35,775      0.01         35,775       649      90.00
August 2005                              1       208,374      0.07        208,374       623      85.00
September 2005                          11     1,520,450      0.50        138,223       612      80.56
October 2005                           103    16,719,664      5.45        162,327       632      81.71
November 2005                          643    92,700,639     30.22        144,169       623      81.98
December 2005                          930   122,580,818     39.96        131,807       612      82.11
January 2006                           115    16,384,018      5.34        142,470       612      81.93
February 2006                            1       171,000      0.06        171,000       607      95.00
July 2006                                1        89,577      0.03         89,577       560      48.00
September 2006                           4       528,571      0.17        132,143       625      79.70
October 2006                            31     4,825,752      1.57        155,669       625      84.77
November 2006                          117    14,412,046      4.70        123,180       619      82.32
December 2006                          216    25,957,003      8.46        120,171       620      80.60
January 2007                            66     9,155,275      2.98        138,716       621      82.53
February 2007                            7     1,018,800      0.33        145,543       612      87.93
December 2007                            1       115,000      0.04        115,000       593      89.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,251  $306,738,824    100.00 %     $136,268       618      81.98 %
-------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to next interest rate adjustment is approximately 26 months.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


                    CHARACTERISTICS OF INITIAL MORTGAGE LOANS
                                 LOAN GROUP II-B
SUMMARY REPORT
Aggregate Outstanding Principal Balance                  $306,432,251
Number of Mortgage Loans                                        2,068

                                                   (WEIGHTED) AVERAGE                MINIMUM                MAXIMUM
Current Principal Balance                                    $148,178                $20,207               $715,000
Original Loan-to-Value Ratio                                   81.60%                 10.00%                 95.00%
Mortgage Rate                                                  7.067%                 4.650%                11.875%
Net Mortgage Rate                                              6.544%                 4.195%                11.295%
Note Margin                                                    6.936%                 0.500%                11.375%
Maximum Mortgage Rate                                         13.448%                10.650%                17.875%
Minimum Mortgage Rate                                          7.264%                 4.900%                11.875%
Term to Next Rate Adjustment                                       26                      5                     48
Remaining Term                                                    359                    353                    360
Credit Score                                                      617                    475                    822

                                                                                 PERCENT OF STATISTICAL CALCULATION
                                                                                                DATE
                                         RANGE                                           PRINCIPAL BALANCE

Product Type                             Adjustable Rate                                         100.0%

Lien                                     First                                                   100.0%

Property Type                            Single-Family Detached                                 83.2  %
                                         Planned Unit Developments (detached)                    6.6  %
                                         2 to 4 Family units                                     3.7  %
                                         Condo Low-Rise (less than 5 stories)                    2.6  %
                                         Planned Unit Developments (attached)                    2.5  %
                                         Townhouse                                               0.6  %
                                         Manufactured Home                                       0.5  %
                                         Condo Mid-Rise (5 to 8 stories)                         0.1  %

Occupancy Status                         Primary Residence                                      95.6  %
                                         Non Owner-Occupied                                      3.6  %
                                         Second/Vacation                                         0.9  %

Loan Purpose                             Equity Refinance                                       65.2  %
                                         Purchase                                               28.9  %
                                         Rate/Term Refinance                                     5.9  %

Documentation Type                       Full Documentation                                     81.1  %
                                         Reduced Documentation                                  18.9  %

Loans with Prepayment Penalties                                                                   75.7%

Loans serviced by HomeComings                                                                     87.4%

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B CREDIT SCORE DISTRIBUTION

----------------------------------------------------------------------------------------------------
                                                                        AVERAGE   WEIGHTED AVERAGE
                              NUMBER OF      PRINCIPAL     PERCENT OF   PRINCIPAL   LOAN-TO-VALUE
RANGE OF CREDIT SCORES      MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE        RATIO
----------------------------------------------------------------------------------------------------
499 or Less                              7      $966,419      0.32    %  $138,060       68.80 %
500 to 519                              17     1,721,544      0.56        101,267       72.64
520 to 539                              81     9,404,706      3.07        116,107       71.89
540 to 559                             185    23,392,305      7.63        126,445       78.50
560 to 579                             251    33,765,728     11.02        134,525       81.14
580 to 599                             252    34,085,441     11.12        135,260       82.39
600 to 619                             400    59,520,621     19.42        148,802       82.84
620 to 639                             317    52,141,519     17.02        164,484       82.53
640 to 659                             241    39,922,686     13.03        165,654       82.77
660 to 679                             154    24,950,939      8.14        162,019       82.99
680 to 699                              70    11,591,196      3.78        165,589       81.46
700 to 719                              36     5,929,598      1.94        164,711       83.50
720 to 739                              26     4,387,515      1.43        168,751       78.69
740 to 759                              16     2,034,597      0.66        127,162       77.91
760 or Greater                          15     2,617,437      0.85        174,496       77.36
----------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       81.60 %
----------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted average credit score is approximately 617.

LOAN GROUP II-B ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
-------------------------------------------------------------------------------------------------------------
RANGE OF ORIGINAL MORTGAGE    NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
1 to 100,000                           696   $52,308,609     17.07    %   $75,156       607      79.20 %
100,001 to 200,000                     947   133,798,350     43.66        141,287       613      81.95
200,001 to 300,000                     289    69,670,665     22.74        241,075       621      82.40
300,001 to 400,000                     109    37,735,575     12.31        346,198       622      82.45
400,001 to 500,000                      22     9,849,361      3.21        447,698       665      82.69
500,001 to 600,000                       3     1,722,692      0.56        574,231       631      79.76
600,001 to 700,000                       1       632,000      0.21        632,000       627         73
700,001 to 800,000                       1       715,000      0.23        715,000       631         67
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date, the average original  principal balance is approximately
$148,245.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B NET MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------
RANGE OF NET MORTGAGE RATES   NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
4.000 to 4.499                           4      $597,508      0.19    %  $149,377       688      77.30 %
4.500 to 4.999                          45     9,266,109      3.02        205,914       651      77.31
5.000 to 5.499                         131    25,529,342      8.33        194,880       652      79.13
5.500 to 5.999                         278    47,431,770     15.48        170,618       638      79.82
6.000 to 6.499                         466    78,366,234     25.57        168,168       626      81.78
6.500 to 6.999                         418    58,322,849     19.03        139,528       611      82.91
7.000 to 7.499                         327    43,498,422     14.20        133,023       598      83.93
7.500 to 7.999                         190    21,325,185      6.96        112,238       585      82.78
8.000 to 8.499                         106    11,930,633      3.89        112,553       574      81.48
8.500 to 8.999                          46     4,942,194      1.61        107,439       562      79.68
9.000 to 9.499                          42     4,132,612      1.35         98,396       550      79.97
9.500 to 9.999                          13     1,008,400      0.33         77,569       549      75.09
10.000 to 10.499                         1        51,000      0.02         51,000       515      65.00
11.000 to 11.499                         1        29,992      0.01         29,992       537      60.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average net mortgage rate is approximately
6.5443%.

LOAN GROUP II-B MORTGAGE RATES
-------------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE RATES       NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
4.500 to 4.999                           3      $442,068      0.14    %  $147,356       686      76.35 %
5.000 to 5.499                          32     6,995,644      2.28        218,614       650      77.56
5.500 to 5.999                         143    28,484,788      9.30        199,194       655      79.18
6.000 to 6.499                         250    41,997,982     13.71        167,992       638      79.39
6.500 to 6.999                         481    81,091,344     26.46        168,589       629      82.07
7.000 to 7.499                         375    52,487,646     17.13        139,967       609      82.66
7.500 to 7.999                         375    50,356,597     16.43        134,284       599      83.77
8.000 to 8.499                         165    18,772,058      6.13        113,770       580      82.43
8.500 to 8.999                         131    14,615,188      4.77        111,566       575      81.50
9.000 to 9.499                          42     4,549,564      1.48        108,323       564      80.85
9.500 to 9.999                          51     5,211,877      1.70        102,194       551      79.40
10.000 to 10.499                        18     1,346,505      0.44         74,806       545      76.11
10.500 to 10.999                         1        51,000      0.02         51,000       515      65.00
11.500 to 11.999                         1        29,992      0.01         29,992       537      60.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off date,  the weighted  average  mortgage  rate is  approximately
7.0670%.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B ORIGINAL LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------------------
RANGE OF LOAN-TO-VALUE        NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED
                                                                        PRINCIPAL AVERAGE
RATIOS                      MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO
--------------------------------------------------------------------------------------------
0.01 to 50.00                           43    $4,757,354      1.55    %  $110,636       614
50.01 to 55.00                          15     1,624,841      0.53        108,323       626
55.01 to 60.00                          47     5,096,891      1.66        108,444       598
60.01 to 65.00                          57     8,032,844      2.62        140,927       595
65.01 to 70.00                         115    15,505,798      5.06        134,833       590
70.01 to 75.00                         154    22,178,533      7.24        144,016       609
75.01 to 80.00                         652    99,718,068     32.54        152,942       626
80.01 to 85.00                         399    59,326,717     19.36        148,689       613
85.01 to 90.00                         415    61,382,340     20.03        147,909       607
90.01 to 95.00                         171    28,808,865      9.40        168,473       644
--------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617
--------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average  original  loan-to-value  ratio is approximately 81.60%.

LOAN GROUP II-B GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------------------------------------
STATE                         NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
California                             252   $56,353,684     18.39    %  $223,626       624      79.72 %
Michigan                               200    25,298,182      8.26        126,491       609      82.20
Florida                                168    23,375,479      7.63        139,140       615      80.77
Minnesota                               94    14,783,687      4.82        157,273       638      80.87
Georgia                                101    12,599,648      4.11        124,749       606      81.40
Illinois                                73    11,451,099      3.74        156,864       617      81.76
Texas                                   91    11,386,190      3.72        125,123       603      83.39
New Jersey                              54    10,829,003      3.53        200,537       623      80.73
Wisconsin                               85     9,534,667      3.11        112,173       617      81.91
Virginia                                53     9,276,053      3.03        175,020       611      82.71
Other(1)                               897   121,544,561     39.66        135,501       615      82.41
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
concentrations individually.

LOAN GROUP II-B MORTGAGE LOAN PURPOSE
-------------------------------------------------------------------------------------------------------------
LOAN PURPOSE                  NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Purchase                               594   $88,527,770     28.89    %  $149,037       633      83.36 %
Rate/Term Refinance                    116    18,060,505      5.89        155,694       615      81.68
Equity Refinance                     1,358   199,843,976     65.22        147,161       610      80.82
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B MORTGAGE LOAN DOCUMENTATION

-------------------------------------------------------------------------------------------------------------
DOCUMENTATION                 NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Full Documentation                   1,709  $248,620,368     81.13    %  $145,477       612      82.89 %
Reduced Documentation                  359    57,811,884     18.87        161,036       636      76.06
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------

LOAN GROUP II-B OCCUPANCY TYPES
-------------------------------------------------------------------------------------------------------------
OCCUPANCY                     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Primary Residence                    1,942  $292,899,695     95.58    %  $150,824       615      81.83 %
Second/Vacation                         20     2,616,289      0.85        130,814       664      79.30
Non Owner-Occupied                     106    10,916,268      3.56        102,984       650      76.03
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------

LOAN GROUP II-B MORTGAGED PROPERTY TYPES
-------------------------------------------------------------------------------------------------------------
PROPERTY TYPES                NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
Single-Family Detached               1,750  $255,032,595     83.23    %  $145,733       615      81.79 %
Planned Unit Developments              111    20,308,978      6.63        182,964       612      82.32
(detached)
2 to 4 Family units                     75    11,384,852      3.72        151,798       652      76.86
Condo Low-Rise (less than 5             56     8,070,140      2.63        144,110       626      82.67
stories)
Planned Unit Developments               43     7,678,429      2.51        178,568       619      81.01
(attached)
Townhouse                               14     1,982,430      0.65        141,602       626      79.05
Manufactured Home                       18     1,642,327      0.54         91,240       634      75.02
Condo Mid-Rise (5 to 8 stories)          1       332,500      0.11        332,500       655      95.00
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------

LOAN GROUP II-B CREDIT GRADES
-------------------------------------------------------------------------------------------------------------
CREDIT GRADES                 NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
A4                                     875  $140,838,688     45.96    %  $160,959       644      82.57 %
AX                                     554    85,661,922     27.95        154,624       618      83.03
AM                                     317    42,206,059     13.77        133,142       582      81.61
B                                      187    22,557,391      7.36        120,628       559      77.65
C                                       88    10,196,834      3.33        115,873       543      72.14
CM                                      47     4,971,358      1.62        105,774       528      66.91
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B PREPAYMENT PENALTY TERMS
-------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS      NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
None                                   515   $74,363,155     24.27    %  $144,394       615      80.86 %
12 Months                               70    13,003,233      4.24        185,760       624      80.93
24 Months                            1,057   163,670,573     53.41        154,844       618      82.00
36 Months                              413    53,199,060     17.36        128,811       613      81.45
60 Months                                3       266,047      0.09         88,682       577      80.31
Other(1)                                10     1,930,183      0.63        193,018       621      85.75
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
(1) Other represents not 0, 12, 24, 36, 48 or 60 and not more than 60 months.

LOAN GROUP II-B NOTE MARGINS
-------------------------------------------------------------------------------------------------------------
RANGE OF NOTE MARGINS         NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
                            MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
0.500 to 0.999                           1       $61,713      0.02    %   $61,713       652      95.00 %
4.000 to 4.499                           7     1,617,691      0.53        231,099       658      75.09
4.500 to 4.999                          47     8,053,557      2.63        171,352       635      78.92
5.000 to 5.499                         106    18,641,685      6.08        175,865       632      81.08
5.500 to 5.999                         163    28,391,462      9.27        174,181       633      82.31
6.000 to 6.499                         208    33,366,666     10.89        160,417       627      79.99
6.500 to 6.999                         495    82,342,727     26.87        166,349       631      81.26
7.000 to 7.499                         343    49,655,989     16.20        144,770       617      81.63
7.500 to 7.999                         281    35,647,543     11.63        126,860       605      83.14
8.000 to 8.499                         207    25,919,722      8.46        125,216       587      84.44
8.500 to 8.999                          98    11,508,345      3.76        117,432       572      82.01
9.000 to 9.499                          61     6,670,195      2.18        109,347       562      81.38
9.500 to 9.999                          40     3,763,935      1.23         94,098       537      75.07
10.000 to 10.499                         8       674,039      0.22         84,255       555      77.18
11.000 to 11.499                         3       116,982      0.04         38,994       513      61.87
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off  date,  the  weighted  average  note  margin is  approximately
6.9356%.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B MAXIMUM MORTGAGE RATES

-------------------------------------------------------------------------------------------------------------
RANGE OF MAXIMUM MORTGAGE     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATES                       MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
10.000 to 10.999                         3      $442,068      0.14    %  $147,356       686      76.35 %
11.000 to 11.999                       102    18,385,922      6.00        180,254       650      78.50
12.000 to 12.999                       556    94,933,500     30.98        170,744       636      80.48
13.000 to 13.999                       733   110,250,261     35.98        150,410       617      82.65
14.000 to 14.999                       462    59,275,675     19.34        128,302       594      82.90
15.000 to 15.999                       147    16,739,121      5.46        113,872       570      80.02
16.000 to 16.999                        60     6,002,948      1.96        100,049       565      81.33
17.000 to 17.999                         5       402,758      0.13         80,552       567      88.51
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As  of  the  cut-off  date,  the  weighted  average  maximum  mortgage  rate  is approximately 13.4480%.

LOAN GROUP II-B MINIMUM MORTGAGE RATES
-------------------------------------------------------------------------------------------------------------
RANGE OF MINIMUM MORTGAGE     NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATES                       MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
4.000 to 4.999                           3      $442,068      0.14    %  $147,356       686      76.35 %
5.000 to 5.999                         108    19,856,123      6.48        183,853       649      79.68
6.000 to 6.999                         648   113,011,883     36.88        174,401       637      80.61
7.000 to 7.999                         797   113,556,027     37.06        142,479       612      82.70
8.000 to 8.999                         368    44,923,437     14.66        122,075       583      83.04
9.000 to 9.999                         121    12,936,929      4.22        106,917       557      79.50
10.000 to 10.999                        20     1,588,801      0.52         79,440       554      77.70
11.000 to 11.999                         3       116,982      0.04         38,994       513      61.87
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As  of  the  cut-off  date,  the  weighted  average  minimum  mortgage  rate  is approximately 7.2644%.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


LOAN GROUP II-B NEXT INTEREST RATE ADJUSTMENT DATES

-------------------------------------------------------------------------------------------------------------
MONTH OF NEXT INTEREST        NUMBER OF      PRINCIPAL     PERCENT OF   AVERAGE   WEIGHTED      WEIGHTED
                                                                                                AVERAGE
                                                                        PRINCIPAL AVERAGE    LOAN-TO-VALUE
RATE ADJUSTMENT DATE        MORTGAGE LOANS    BALANCE    MORTGAGE LOANS  BALANCE    FICO         RATIO
-------------------------------------------------------------------------------------------------------------
May 2004                                 1      $135,430      0.04    %  $135,430       530      85.00 %
June 2004                                1       100,000      0.03        100,000       612      69.00
August 2005                              2       142,052      0.05         71,026       585      82.57
September 2005                          11     1,882,572      0.61        171,143       634      81.70
October 2005                            90    15,396,401      5.02        171,071       609      81.74
November 2005                          559    89,289,094     29.14        159,730       625      81.60
December 2005                          927   130,817,781     42.69        141,120       611      82.20
January 2006                            92    13,829,992      4.51        150,326       612      80.96
February 2006                            1       155,000      0.05        155,000       638      64.00
August 2006                              1       179,286      0.06        179,286       595      77.00
September 2006                           5       526,706      0.17        105,341       599      78.49
October 2006                            23     3,896,856      1.27        169,429       636      79.36
November 2006                          104    14,683,078      4.79        141,183       619      80.92
December 2006                          191    26,013,114      8.49        136,194       616      80.67
January 2007                            56     8,718,287      2.85        155,684       628      79.37
February 2007                            3       575,850      0.19        191,950       604      78.34
December 2007                            1        90,750      0.03         90,750       535      75.00
-------------------------------------------------------------------------------------------------------------
TOTAL:                               2,068  $306,432,251    100.00    %  $148,178       617      81.60 %
-------------------------------------------------------------------------------------------------------------
As of the cut-off  date,  the  weighted  average  months to next  interest  rate adjustment is approximately 26 months.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------




                       CLASS A-I-1 NET WAC CAP TABLE(1)(2)



                          -----------------------
                          PERIOD     CLASS A-I-1
                                     NET WAC CAP
                          -----------------------
                             1
                                       7.21
                             2
                                       6.71
                             3
                                       6.28
                             4
                                       6.49
                             5
                                       6.28
                             6
                                       6.49
                             7
                                       6.28
                             8
                                       6.28
                             9
                                       6.48
                             10
                                       6.28
                             11
                                       6.48
                             12
                                       6.28
                             13
                                       6.28
                             14
                                       6.95
                             15
                                       6.28
                             16
                                       6.48
                             17
                                       6.27
                             18
                                       6.48
                             19
                                       6.27
                             20
                                       6.27
                          -----------------------

(1) Group I Net WAC Cap = Weighted Average Net Mortgage Rate for Loan Group I x (30/Actual # Days).

(2)  Assumes no losses, pricing prepay assumption, run to optional termination.

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2004-KS1 TRUST
________________________________________________________________________________




                        GROUP II NET WAC CAP TABLE(1)(2)

     ---------------------------------------------------------------
     PERIOD  GROUP II    GROUP II      PERIOD GROUP II   GROUP II
             NET WAC      NET WAC             NET WAC    NET WAC
              CAP (3)     CAP (4)              CAP (3)    CAP (4)
     ---------------------------------------------------------------
        1                                35
                7.27       7.27                  7.40       9.82
        2                                36
                6.77       7.25                  7.39      10.91
        3                                37
                6.33       7.25                  7.39      10.91
        4                                38
                6.54       7.25                  8.18      12.08
        5                                39
                6.33                             7.39      10.91
                           7.25
        6                                40
                6.54       7.25                  7.63      11.27
        7                                41
                6.33       7.25                  7.39      10.91
        8                                42
                  6.33     7.25                  7.63      12.42
        9                                43
                6.54       7.25                  7.39      12.01
       10                                44
                6.33       7.25                  7.39      12.01
       11                                45
                6.54       7.25                  7.63      12.42
       12                                46
                6.33       7.25                  7.39      12.01
       13                                47
                6.33       7.25                  7.63
                                                           12.42
       14                                48
                7.01       7.25                  7.39      12.29
       15                                49
                6.33       7.25                  7.39      12.29
       16                                50
                6.54       7.25                            13.14
                                                 7.90
       17                                51
                6.33       7.25                  7.39      12.29
       18                                52
                6.54       7.25                  7.63      12.70
       19                                53
                6.33        7.25                 7.39      12.29
       20                                54
                6.33       7.25                  7.63      12.90
       21                                55
                6.54       7.25                  7.39      12.48
       22                                56
                6.33       7.25                  7.39      12.48
       23                                57
                6.54       7.25                  7.63      12.90
       24                                58
                7.17       8.59                  7.39      12.48
       25                                59
                7.17       8.59                  7.63      12.90
       26                                60
                7.93       9.51                  7.39      12.51
       27                                61
                7.17       8.59                  7.39
                                                           12.51
       28                                62
                7.40       8.87                  8.18      13.85
       29                                63
                7.17       8.59                  7.39      12.51
       30                                64
                7.40       9.82                   7.63     12.92
       31                                65
                7.17       9.50                  7.39      12.51
       32                                66
                7.17       9.50                  7.63      12.92
       33                                67
                7.40       9.82                  7.39      12.51
       34                                68
                7.17       9.50                  7.39      12.51
     ---------------------------------------------------------------

(1) Group II Net WAC Cap = Weighted Average Net Mortgage Rate for Loan Group II x (30/Actual # Days).

(2) Assumes no losses, Pricing Prepayment Assumption and runs to Optional Termination Date.

(3)  Assumes 1-month LIBOR equals 1.110% and 6-month LIBOR equals 1.210%.

(4) Assumes 1-month LIBOR and 6-month LIBOR remains constant at 20.00%. and includes Cash Flow generated by the Yield Maintenance Agreement.